Exhibit 10.3

SECOND AMENDED AND RESTATED

SUBSIDIARY GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT dated as of October 1, 2019 (this “Subsidiary Guaranty Agreement”), is being entered into among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SUBSIDIARY GUARANTY JOINDER AGREEMENT (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined in the Credit Agreement referenced below) and amends and restates that certain Amended and Restated Subsidiary Guaranty Agreement dated as of April 16, 2015 among certain Subsidiary Guarantors in favor of the Administrative Agent. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, defined below.

RECITALS:

A. Pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Fresh Del Monte Produce Inc., an exempted company duly incorporated under the laws of the Cayman Islands (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), which amends and restates that certain Amended and Restated Credit Agreement dated as of April 16, 2015 (as amended, the “2015 Agreement”), the Lenders have agreed to provide to the Borrowers a revolving credit facility with a letter of credit sublimit, swing line facility and multi-currency sublimit and to provide for an accordion feature that may be exercised in the form of additional revolving commitments or incremental term loan tranches.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Loan Parties pursuant to certain Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements.

C. It is a condition precedent to the Guaranteed Parties’ obligations to continue, make and maintain such extensions of credit that the Subsidiary Guarantors shall have executed and delivered this Subsidiary Guaranty Agreement to the Administrative Agent.

D. Each Subsidiary Guarantor is, directly or indirectly, a Subsidiary of the Company, engaged in interrelated business with the Company and will materially benefit from such extensions of credit. The credit extended under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to the Subsidiary Guarantors in connection with the operation of their respective businesses. The credit extended under the Credit Agreement will enhance the overall financial strength and stability of the Company’s consolidated group of companies, including the Subsidiary Guarantors.

In order to induce the Guaranteed Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements, the parties hereto agree as follows:

1. Guaranty. Each Subsidiary Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Guaranteed Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Subsidiary Guaranty Agreement, “Guaranteed Liabilities” means: (a) each

Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement (including but not limited to Credit Extensions originally made under the 2015 Agreement), the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such Loan Party to any one or more of the Guaranteed Parties, including principal, interest, premiums and fees (including all fees and expenses of counsel that are required to be paid or reimbursed by the Borrowers thereunder (collectively, “Attorneys’ Costs”)); (b) each Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Loan Party under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party and each Subsidiary, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under the Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements; provided that the Guaranteed Liabilities of a Subsidiary Guarantor shall exclude any Excluded Swap Obligations with respect to such Subsidiary Guarantor.

The Subsidiary Guarantors’ obligations to the Guaranteed Parties under this Subsidiary Guaranty Agreement are hereinafter collectively referred to as the “Subsidiary Guarantors’ Obligations” and, with respect to each Subsidiary Guarantor individually, the “Subsidiary Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Subsidiary Guarantor individually with respect to its Subsidiary Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law; and the liability of any Foreign Obligor that becomes a Subsidiary Guarantor hereunder, with respect to its Subsidiary Guarantor’s Obligations, shall exclude any Guaranteed Liabilities as relates to any U.S. Loan Party, to the extent that such liability could result in any negative tax consequences to such U.S. Loan Party under Section 956 of the Code.

Each Subsidiary Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitations contained in the immediately preceding sentence) for the Guaranteed Liabilities.

2. Payment. If any Borrower, any Loan Party or any Subsidiary shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys’ Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Subsidiary Guarantors will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Guaranteed Parties, subject to any restriction on each Subsidiary Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Sections 8.01(f) and (g) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party or any Subsidiary under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Subsidiary Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Subsidiary Guarantors’ Obligations under this Subsidiary Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby expressly waives, to the extent permitted by Law, any defense to its obligations under this Subsidiary Guaranty Agreement and all Collateral Documents to which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Subsidiary Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Guaranteed Liabilities, of the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Subsidiary Guarantor’s Obligations of any Subsidiary Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of any Borrower, any Subsidiary Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of any Borrower, any Subsidiary Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower, any Subsidiary Guarantor or any other Loan Party or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor and obligations arising under any other Guarantee or any other Loan Document now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Subsidiary Guarantor’s Obligations of any other Subsidiary Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i) any other circumstance whatsoever (with or without notice to or knowledge of any Subsidiary Guarantor or any other Loan Party) which might in any manner or to any extent vary the risks of such Loan Party, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Subsidiary Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Subsidiary Guaranty Agreement and the Subsidiary Guarantors’ Obligations hereunder and under each Subsidiary Guaranty Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

4. Currency and Funds of Payment. All Subsidiary Guarantors’ Obligations for payment will be paid in lawful currency of the United States and in Same Day Funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Guaranteed Party with respect thereto as against any Borrower, any other Loan Party or any Subsidiary, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Borrower, any other Loan Party or any Subsidiary of any or all of the Guaranteed Liabilities. If any claim arising under or related to this Subsidiary Guaranty Agreement is reduced to a judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Liabilities are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. on the date for determination specified above. Each Subsidiary Guarantor shall indemnify the Administrative Agent and each Guaranteed Party and hold the Administrative Agent and each Guaranteed Party harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by such Subsidiary Guarantor or any failure of the amount of any such judgment to be calculated as provided in this paragraph. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Subsidiary Guarantor in respect of any such sum due from it to the Administrative Agent or any other Guaranteed Party hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such other Guaranteed Party, as the case may be, of any sum adjudicated to be so due in the Judgment Currency, the Administrative Agent or such other Guaranteed Party, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Guaranteed Party from any Subsidiary Guarantor in the Agreement Currency, such Subsidiary Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Guaranteed Party, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any other Guaranteed Party in such currency, the Administrative Agent or such Guaranteed Party, as the case may be, agrees to return the amount of any excess to such Subsidiary Guarantor (or to any other Person who may be entitled thereto under applicable Law).

5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Subsidiary Guarantors’ Obligations shall immediately be and become due and payable.

6. Subordination. Until this Subsidiary Guaranty Agreement is terminated in accordance with Section 22 hereof, each Subsidiary Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Subsidiary Guarantor (a) of any Borrower, to the payment in full of the Guaranteed Liabilities, (b) of every other Subsidiary Guarantor (an “obligated guarantor”), to the payment in full of the Subsidiary Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Guaranteed Party and arising under the Loan Documents or any Guaranteed Cash Management Agreements or Guaranteed Hedge Agreement. Upon request by the Administrative Agent, all amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and paid over forthwith to the Administrative Agent for the benefit of the Guaranteed Parties on account of the Guaranteed Liabilities, the Subsidiary Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Subsidiary Guarantor as agent and bailee of the Guaranteed Parties separate and apart from all other funds, property and accounts of such Subsidiary Guarantor.

7. Suits. Each Subsidiary Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Guaranteed Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Subsidiary Guarantor, the Subsidiary Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Subsidiary Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Subsidiary Guarantors, whether or not suit has been commenced against any Borrower, any other Subsidiary Guarantor, or any other Person and whether or not the Guaranteed Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof, to the extent permitted by Law.

8. Set-Off and Waiver. To the extent permitted by Law, each Subsidiary Guarantor waives any right to assert against any Guaranteed Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Subsidiary Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Subsidiary Guarantor may now or at any time hereafter have against any Borrower or any other Loan Party or any or all of the Guaranteed Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Subsidiary Guarantor.

9. Waiver of Notice; Subrogation.

(a) Each Subsidiary Guarantor hereby waives to the extent permitted by Law notice of the following events or occurrences: (i) acceptance of this Subsidiary Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Subsidiary Guarantor agrees that each Guaranteed Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Guaranteed Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Subsidiary Guarantor from its Subsidiary Guarantor’s Obligations, and each Subsidiary Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b) Each Subsidiary Guarantor hereby agrees that payment or performance by such Subsidiary Guarantor of its Subsidiary Guarantor’s Obligations under this Subsidiary Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Guaranteed Parties upon demand by the Administrative Agent to such Subsidiary Guarantor without the Administrative Agent being required, such Subsidiary Guarantor expressly waiving to the extent permitted by Law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Subsidiary Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower, any other Subsidiary Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH SUBSIDIARY GUARANTOR THAT DEMAND UNDER THIS SUBSIDIARY GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) Each Subsidiary Guarantor further agrees that with respect to this Subsidiary Guaranty Agreement, such Subsidiary Guarantor shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. If an amount shall be paid to any Subsidiary Guarantor on account of such rights at any time prior to termination of this Subsidiary Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Guaranteed Parties, to be credited and applied upon the Subsidiary Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Guaranteed Parties may elect. The agreements in this subsection shall survive repayment of all of the Subsidiary Guarantors’ Obligations, the termination or expiration of this Subsidiary Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.

10. Effectiveness; Enforceability. This Subsidiary Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Guaranteed Parties may at any time hereafter have against a Subsidiary Guarantor under this Subsidiary Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Guaranteed Parties by written notice directed to such Subsidiary Guarantor in accordance with Section 23 hereof.

11. Representations and Warranties. Each Subsidiary Guarantor warrants and represents to the Administrative Agent, for the benefit of the Guaranteed Parties, that (a) it is duly authorized to execute and deliver this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Subsidiary Guaranty Agreement; (b) this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Subsidiary Guarantor by its duly authorized representatives; (c) this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement to which such Subsidiary Guarantor is a party) is legal, valid, binding and enforceable against such Subsidiary Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and (d) such Subsidiary Guarantor’s execution, delivery and performance of this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement to which such Subsidiary Guarantor is a party) do not violate or constitute a breach of (i) any of its Organization Documents, (ii) any agreement or instrument to which such Subsidiary Guarantor is a party, or (iii) any Law to which it or its properties or operations is subject.

12. Expenses and Indemnity. Each Subsidiary Guarantor agrees to be jointly and severally liable for the payment of all reasonable and documented out-of-pocket fees and expenses, including Attorneys’ Costs, incurred by any Guaranteed Party in connection with the enforcement of this Subsidiary Guaranty Agreement, whether or not suit be brought. Without limitation of any other obligations of any Subsidiary Guarantor or remedies of the Administrative Agent or any Guaranteed Party under this Subsidiary Guaranty Agreement, each Subsidiary Guarantor shall, to the fullest extent permitted by Law, indemnify, defend and save and hold harmless the Administrative Agent and each Guaranteed Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including Attorneys’ Costs) that may be suffered or incurred by the Administrative Agent or such Guaranteed Party in connection with or as a result of any failure of any Guaranteed Liabilities to be the legal, valid and binding obligations of any Borrower or any applicable Loan Party enforceable against such Borrower or such applicable Loan Party in accordance with their terms. The obligations of each Subsidiary Guarantor under this paragraph shall survive the payment in full of the Subsidiary Guarantors’ Obligations and termination of this Subsidiary Guaranty Agreement.

13. Reinstatement. Each Subsidiary Guarantor agrees that this Subsidiary Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Guaranteed Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Guaranteed Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14. Attorney-in-Fact. To the extent permitted by Law, each Subsidiary Guarantor hereby appoints the Administrative Agent, for the benefit of the Guaranteed Parties, as such Subsidiary Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Subsidiary Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance. Each Subsidiary Guarantor represents and warrants to the Administrative Agent, for the benefit of the Guaranteed Parties, that: (a) such Subsidiary Guarantor has adequate means to obtain on a continuing basis (i) from the Borrowers, information concerning the Loan Parties and the Subsidiaries and their respective financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Subsidiary Guaranty Agreement and any Subsidiary Guaranty Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ and Subsidiaries’ books and records and to such Other Information; (b) such Subsidiary Guarantor is not relying on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Subsidiary Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Subsidiary Guaranty Agreement (or the Subsidiary Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement); (d) such Subsidiary Guarantor has relied solely on the Subsidiary Guarantor’s own independent investigation, appraisal and analysis of each Borrower, the other Loan Parties and the Subsidiaries, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Subsidiary Guarantor has not depended or relied on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Borrower, any other Loan Party or any Subsidiary or their respective financial condition and affairs or any other matters material to such Subsidiary Guarantor’s decision to provide this Subsidiary Guaranty Agreement (and any Subsidiary Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Subsidiary Guarantor agrees that no Guaranteed Party has any duty or responsibility whatsoever, now or in the future, to provide to such Subsidiary Guarantor any information concerning any Borrower, any other Loan Party or any Subsidiary or such Persons’ financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Subsidiary Guarantor receives any such information from any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, such Subsidiary Guarantor will independently verify the information and will not rely on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement. This Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Subsidiary Guaranty Agreement nor any Subsidiary Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Subsidiary Guaranty Agreement, each Subsidiary Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Subsidiary Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Subsidiary Guaranty Agreement, any Subsidiary Guaranty Joinder Agreement or any other interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by Law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19. Guaranteed Cash Management Agreements and Guaranteed Hedging Agreements. No Guaranteed Party (other than the Administrative Agent) that obtains the benefit of this Subsidiary Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Subsidiary Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Subsidiary Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the secured obligations arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank. Each Guaranteed Party not a party to the Credit Agreement that obtains the benefit of this Subsidiary Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Guaranteed Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

20. Severability. If any provision of this Subsidiary Guaranty Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Subsidiary Guaranty Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Counterparts. This Subsidiary Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Subsidiary Guaranty Agreement to produce or account for more than one such counterpart executed by the Subsidiary Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Agreement.

22. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Subsidiary Guaranty Agreement and each Subsidiary Guaranty Joinder Agreement, and all of the Subsidiary Guarantors’ Obligations hereunder (excluding those Subsidiary Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date. In addition, the Administrative Agent may release any Subsidiary Guarantor from its obligations under this Subsidiary Guaranty Agreement to the extent permitted by Section 9.10(c) of the Credit Agreement. In each case as specified in this Section 22, the Administrative Agent will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to release such Subsidiary Guarantor from its obligations under this Subsidiary Guaranty Agreement.

23. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Guaranteed Party provided by Law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Subsidiary Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Subsidiary Guaranty Agreement shall bear interest at the Default Rate.

24. Notices. Any notice required or permitted hereunder or under any Subsidiary Guaranty Joinder Agreement shall be given, (a) with respect to each Subsidiary Guarantor, at the address for the Borrowing Agent indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Guaranteed Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25. Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Subsidiary Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Subsidiary Guarantor, and all references herein and in the other Loan Documents to the Subsidiary Guarantors or to the parties to this Subsidiary Guaranty Agreement shall be deemed to include such Person as a Subsidiary Guarantor hereunder.

26. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS SUBSIDIARY GUARANTY AGREEMENT, EACH SUBSIDIARY GUARANTY JOINDER AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENTS, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH SUBSIDIARY GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE SUBSIDIARY GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE SUBSIDIARY GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SUBSIDIARY GUARANTY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY SUBSIDIARY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH SUBSIDIARY GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH SUBSIDIARY GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY SUBSIDIARY GUARANTOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27. Waiver of Jury Trial. EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH SUBSIDIARY GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER SUBSIDIARY GUARANTORS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

28. Keepwell. Each Subsidiary Guarantor that is a Qualified ECP Guarantor at the time this Subsidiary Guaranty Agreement or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents (including this Subsidiary Guaranty Agreement) in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Subsidiary Guarantor’s obligations and undertakings under this Section 28 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Subsidiary Guarantor that is a Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Subsidiary Guarantor that is a Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Subsidiary Guaranty Agreement as of the day and year first written above.

SUBSIDIARY GUARANTORS:

DEL MONTE FRESH PRODUCE N.A., INC.
DEL MONTE FUND B.V.
DEL MONTE INTERNATIONAL GMBH
DEL MONTE LUXEMBOURG SARL
NETWORK SHIPPING LTD.
DEL MONTE FRESH PRODUCE COMPANY
DEL MONTE (PINABANA) CORP.
CORPORACION DE DESARROLLO AGRICOLA DEL MONTE S.A.
COMPANIA DE DESARROLLO BANANERO DE GUATEMALA S.A.
DEL MONTE (GERMANY) GMBH
FRESH DEL MONTE JAPAN COMPANY LTD.
DEL MONTE HELLAS S.A.
DEL MONTE KENYA LIMITED
DEL MONTE FRESH PRODUCE (SOUTHWEST) INC.
DEL MONTE FRESH PRODUCE (WEST COAST), INC.
DEL MONTE FRESH PRODUCE (TEXAS), INC.
DEL MONTE FRESH PRODUCE (CHILE) S.A.
DEL MONTE FOODS (U.A.E.) FZE
DEL MONTE FRESH PRODUCE BRASIL LTD.
PRODUCTOS AGRICOLAS DE ORIENTE, S.A.
NATIONAL POULTRY PLC
DEL MONTE FRESH PRODUCTION, INC.
DEL MONTE FRESH PRODUCE (CANADA) CORP.
DEL MONTE FRESH PRODUCE INTERNATIONAL INC.
DEL MONTE (UK) LTD.
DEL MONTE EUROPE LIMITED
DEL MONTE FOODS INTERNATIONAL LIMITED
MANN PACKING CO., INC.

By:	/s/ Annunciata (Nucci) Cerioli
Typed Name: Annunciata (Nucci) Cerioli
Typed Title: Attorney-In-Fact

WAFER LIMITED

By:	/s/ Youssef Zakharia
Typed Name: Youssef Zakharia
Typed Title: Director

SECOND AMENDED AND RESTATED SUBSIDAIRY GUARANTY AGREEMENT

(Fresh Del Monte Produce Inc.)

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Liliana Claar
Typed Name: Liliana Claar
Typed Title: Vice President

SECOND AMENDED AND RESTATED SUBSIDAIRY GUARANTY AGREEMENT

(Fresh Del Monte Produce Inc.)

Signature Page

EXHIBIT A

Form of Subsidiary Guaranty Joinder Agreement

SUBSIDIARY GUARANTY JOINDER AGREEMENT

THIS SUBSIDIARY GUARANTY JOINDER AGREEMENT dated as of ____________________, 20_____ (this “Subsidiary Guaranty Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Subsidiary Guarantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Guaranteed Parties (as defined in the Subsidiary Guaranty Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Subsidiary Guaranty Agreement (including definitions incorporated therein by reference)).

RECITALS:

A. Fresh Del Monte Produce Inc., an exempted company duly incorporated under the laws of the Cayman Islands (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”) are party to a Second Amended and Restated Credit Agreement dated as of October 1, 2019 (as in effect on the date hereof, the “Credit Agreement”).

B. Certain Subsidiaries of the Borrowers are party to an Second Amended and Restated Subsidiary Guaranty Agreement dated as of October 1, 2019 (as in effect on the date hereof, the “Subsidiary Guaranty Agreement”).

C. The Joining Subsidiary Guarantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to be joined as a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor.

D. The Joining Subsidiary Guarantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements.

In order to induce the Guaranteed Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements, the Joining Subsidiary Guarantor hereby agrees as follows:

1. Joinder. The Joining Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Subsidiary Guarantor or to which each Subsidiary Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Guaranteed Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if the Joining Subsidiary Guarantor were a signatory to the Subsidiary Guaranty Agreement.

Exhibit A – Page 1

2. Affirmations. The Joining Subsidiary Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Subsidiary Guarantor contained in the Subsidiary Guaranty Agreement.

3. Severability. If any provision of this Subsidiary Guaranty Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Subsidiary Guaranty Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Subsidiary Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Subsidiary Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Subsidiary Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Subsidiary Guaranty Joinder Agreement.

5. Delivery. The Joining Subsidiary Guarantor hereby irrevocably waives notice of acceptance of this Subsidiary Guaranty Joinder Agreement and acknowledges that the Guaranteed Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements made and maintained, in reliance on this Subsidiary Guaranty Joinder Agreement and the Joining Subsidiary Guarantor’s joinder as a party to the Subsidiary Guaranty Agreement as herein provided.

6. Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. The provisions of Sections 26 and 27 of the Subsidiary Guaranty Agreement are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Joining Subsidiary Guarantor has duly executed and delivered this Subsidiary Guaranty Joinder Agreement as of the day and year first written above.

JOINING SUBSIDIARY GUARANTOR:

[ ]

By:

Typed Name:
Typed Title:

Exhibit A – Page 2